MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     30-Jun-97
Reporting Month:  May

                   Class
                   Interest     Beginning        Interest     Interest      Principal     Total         Applied Ending
Class              Rate         Balance          Accrual      Payment       Payment       Distribution  Losses  Balance
Merit4 A1           6.187500%   $167,506,969.42  $863,707.81   $863,707.81  $6,803,343.37 $7,667,051.18 $0.00   $160,703,626.05
Merit4 A2          15.000000%   $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50 $0.00    $42,573,000.00

                               $210,079,969.42 $1,395,870.31  $1,395,870.31 $6,803,343.37 $8,199,213.68 $0.00   $203,276,626.05

Class                CUSIP        Priority      Principal Type    Interest Type
Merit4 A1            589962AJ8    Senior        Sequential        Floater
Merit4 A2            589962AK5    Senior        Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     30-Jun-97
Reporting Month:  May


                                                           Interest     Interest    Principal
          Original        Original  Integral     Record    Accrual      Payment     Payment    Ending          Remaining
  Class   Balance         Pct Pool  Denomination Date      Factor       Factor      Factor     Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%    $1,000.00    31-May-97  2.64195464   2.64195464 20.8104226 $160,703,626.05 0.49156866
Merit4 A2  $42,573,000.00 11.00%    $1,000.00    31-May-97 12.5000000   12.5000000   0.0000000  $42,573,000.00 1.00000000

          $369,493,000.00                                                                      $203,276,626.05

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:   30-Jun-97
Report Date:    May

Collateral Proceeds Account

Beginning Balance                                           $0.00

Deposits                                                                Withdrawals

Interest Net of Servicing Fee                       $1,588,741.85       Interest Payments             $1,395,870.31
Principal                                           $6,770,479.88       Principal Payments            $6,803,343.37
Deposits From Discount Principle Reserve Fund          $74,817.57       Surplus                         $162,380.05
Other Deposits                                              $0.00       FSA Fee                          $30,491.49
                                                                        Discount Principal Reserve       $41,954.08

Total Deposit                                       $8,434,039.30       Total Withdrawals             $8,434,039.30

                                                                        Ending Balance                        $0.00

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         30-Jun-97
Reporting Month       May

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage    Adjustments Losses(1)   Insured Balance Ending Balance
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.96% $15,713,761.03  $0.00       $601,114.23 $218,505,933.48 6.97% $15,229,306.77

                                   Beginning        Current                          Ending
                                   Balance          Deposits   Withdrawal for Losses DPR Balance
Discount Principal Reserve Account $32,863.49       $41,954.08 $74,817.57            $0.00
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Balance
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 37.76% $2,987,981.88 $0.00       $0.00  $7,697,714.87   38.82% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                           $162,380.05

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                59          $9,684,499             4.43%
60+ Days                23          $4,686,774             2.14%
90+ Days                36          $5,658,843             2.59%
Foreclosure             37          $6,560,697             3.00%
REO                     19          $4,014,895             1.84%

Totals                 174         $30,605,709            14.01%


Advances on Delinquencies                                      $256,956.67
Non-Recoverable Advances on Delinquencies                            $0.00

1. Adjustment and Losses are first charged/credited to Discount Principle Reserve, second to interest from the Overcollateralization amount, and third to Pool Overcollateralization, if Discount Principle would otherwise be less than $0.00